UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2005

Burlington Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9971	91-1413284
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-624-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On January 13, 2005, Burlington Resources Inc. issued a press release announcing interim financial and operational updates for both its fourth quarter and fiscal year 2004. Information set forth in the release other than that deemed furnished pursuant to Item 7.01, as described below, shall be deemed furnished pursuant to Item 2.02. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On January 13, 2005, Burlington Resources Inc. issued a press release announcing interim financial and operational updates for both its fourth quarter and fiscal year 2004. The information set forth in the release regarding guidance for 2005 shall be deemed furnished pursuant to item 7.01. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under Item 7.01 and 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following is furnished as an exhibit to this report:

99.1 Press Release of Burlington Resources Inc. dated January 13, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Burlington Resources Inc.

January 13, 2005	By:	Frederick J. Plaeger II

Name: Frederick J. Plaeger II
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Burlington Resources Inc. dated January 13, 2005